EXHIBIT 10.5

                       SECOND AMENDMENT TO
               CREDIT AGREEMENT AND LOAN DOCUMENTS


          This Second Amendment to Credit Agreement and Loan Documents (this "Amendment") dated as of April 23, 1999 is among GLOBAL MARINE INC., a Delaware corporation (the "BORROWER"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "BANKS"), BANKERS TRUST COMPANY, as administrative agent for the Banks (together with its successors and assigns in such capacity, the "ADMINISTRATIVE AGENT"), SKANDINAVISKA ENSKILDA BANKEN AB (PUBL) and DEN NORSKE BANK ASA, NEW YORK BRANCH, as co-agents for the Banks, SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent for the Banks (all of the agents, collectively, together with their successors and assigns in such capacity, the "AGENTS").

                      PRELIMINARY STATEMENT

          The Borrower, the Banks and the Agents have entered into that certain Second Amended and Restated Credit Agreement dated as of December 9, 1997 (as amended or restated from time to time, the "CREDIT AGREEMENT").

          The Borrower, the Banks and the Agents wish to amend the Credit Agreement and execute this Amendment to reflect same.

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

          Section 1. DEFINITIONS. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

          Section 2.  AMENDMENTS.  a. Section 8.07 of the Credit
Agreement is hereby amended in its entirety to read as follows:

               "8.07     CASH INTEREST COVERAGE RATIO. Borrower shall
     not permit the ratio of (a) Consolidated EBITDA for any four consecutive complete fiscal quarters then last ended to (b) Consolidated Cash Interest Expense of Borrower for such period, commencing with the fiscal quarter ending June 30, 1999, to be less than the following ratio for the periods indicated:


Through End of       January 1,        January 1,          All
CALENDAR YEAR         2000 -            2000-           Subsequent
    1999            DECEMBER 31,      DECEMBER 31,       PERIODS

 2.5 to 1.0         2.25 to 1.0        2.5 to 1.0        3.0 to 1.0"


          b. Section 8.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "Section 8.08 DEBT TO CAPITALIZATION RATIO. Borrower shall not permit the ratio of its Consolidated Indebtedness to its Consolidated Total Capitalization measured at the end of each fiscal quarter, commencing with the quarter ending June
     30, 1999, to be greater at any time than the following ratio for the periods indicated:


               Through End of           All Other
               CALENDER YEAR            SUBSEQUENT
                   2000                  PERIODS

                .50  to  1.0           .45 to  1.0 "


          c. The defined term "Change of Control" is hereby amended in Section 10 of the Credit Agreement by deleting the reference to "35%" contained therein and replacing it with "50%".

          d. The pricing grid contained in the definition of "Applicable Eurodollar Margin" is hereby deleted and the following substituted therefor:


                                        APPLICABLE
                                        EURODOLLAR
                           RATING         MARGIN


                           A- / A3         .375%
                         BBB+ / Baa1        .50%
                         BBB / Baa2        .625%
                         BBB- / Baa3        .75%
                         BB+ / Ba1         1.00%


           e. Annex I of the Credit Agreement is hereby deleted and replaced with the Annex I attached hereto.

           Section 3. RATIFICATION. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the Notes. All references to the "Credit
Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

           Section 4. EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that: (a) (i) the Administrative Agent shall have received in form and substance reasonably satisfactory to the Banks and in such number of counterparts as may be reasonably requested by the Administrative Agent, this Amendment executed by the Borrower and each of the Banks constituting the Required Banks and (ii) an amendment fee of
 .125% of the Commitment of each Bank that has executed this Amendment prior to April 23, 1999, and in regard to which the Agent has notified the Borrower of such execution, and (b) the Borrower shall have paid all of the Administrative Agent's reasonable costs and expenses (other than legal fees and expenses, which shall be payable promptly after Borrower receives an invoice from counsel to Administrative Agent) incurred in connection herewith.

           Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) the Credit Agreement (as amended hereby) constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby are true and correct on and as of the date hereof in all material respects as though made as of the date hereof unless such representation and warranty expressly indicates that it is being made as of any specific date, in which case such representations and warranties shall be true and correct in all material respects as of such date, and except to the extent that such representations and warranties are no longer true and correct due to any action or inaction permitted or required to be taken under the Credit Documents by Borrower or any Subsidiary, and
(d) no Default or Event of Default exists under the Credit Agreement (as amended hereby).

           Section 6. CHOICE OF LAW. THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

           Section 7. FINAL AGREEMENT. THE CREDIT AGREEMENT (AS AMENDED HEREBY) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

ADDRESS:                                 GLOBAL MARINE INC.


777 N. Eldridge Road
Houston, Texas 77079-4416        By:         /s/ W. Matt Ralls
Telecopy:    (281) 596-5826                     W. Matt Ralls
Telephone:   (281) 596-5810              Senior Vice President - Chief
Attention:   W. Matt Ralls              Financial Officer and Treasurer




                                      BANKERS TRUST COMPANY, Individually
                                      and as Administrative Agent



                                      By:    /s/ Marcus M. Tarkington
                                      Name:  Marcus M. Tarkington
                                      Title: Principal




                                      ABN AMRO BANK, N.V., HOUSTON
                                      AGENCY



                                      By:    /s/ Stuart Murray
                                      Name:  Stuart Murray
                                      Title: Vice President



                                      By:    /s/ Deanna Breland
                                      Name:  Deanna Breland
                                      Title: Vice President





                                      ARGENTARIA, CAJA POSTAL Y BANCO
                                      HIPOTECARIO, NEW YORK BRANCH




                                      By:    /s/ Augusto Godoy
                                      Name:  Augusto Godoy
                                      Title: General Manager




                                      THE BANK OF NOVA SCOTIA




                                      By:   /s/ M. D. Smith
                                      Name: M. D. Smith
                                      Title:Agent Operations




                                      THE BANK OF TOKYO - MITSUBISHI,
                                      LTD.




                                      By:    /s/ John W. McGhee
                                      Name:  John W. McGhee
                                      Title: Vice President & Manager





                                      CHRISTIANIA BANK og KREDITKASSE ASA
                                      NEW YORK BRANCH



                                      By:     /s/ Martin Lunder
                                      Name:   Martin Lunder
                                      Title:  Senior Vice President


                                      By:    /s/ Hans Chr. Kjelsrud
                                      Name:  Hans Chr. Kjelsrud
                                      Title: Senior Vice President





                                      CREDIT LYONNAIS NEW YORK BRANCH



                                      By:    /s/ Pascal Poupelle
                                      Name:  Palcal Poupelle
                                      Title: Executive Vice President




                                      DEN NORSKE BANK ASA, NEW YORK
                                      BRANCH, Individually and as Co-
                                      Agent



                                      By:    /s/ Barbara Gronquist
                                      Name:  Barbara Gronquist
                                      Title: First Vice President



                                      By:    /s/ Chr. Tobias Backer
                                      Name:  Chr. Tobias Backer
                                      Title: Assistant Vice President





                                      GULF INTERNATIONAL BANK B.S.C.



                                      By:    /s/ Abdel-Fattah Tahoun
                                      Name:  Absel-Fattah Tahoun
                                      Title: Senior Vice President



                                      By:    /s/ William B. Shephard
                                      Name:  William B. Shephard
                                      Title: Vice President




                                      MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK



                                      By:     /s/ Marie B. Stewart
                                      Name:   Marie B. Stewart
                                      Title:  Vice President-MGT





                                      SKANDINAVISKA ENSKILDA BANKEN AB
                                      (PUBL), Individually and as Co-Agent



                                      By:    /s/ Jan Sjolig
                                      Name:  Jan Sjolig
                                      Title:





                                      SOCIETE GENERALE, SOUTHWEST
                                      AGENCY, Individually and as
                                      Documentation Agent



                                      By:     /s/ Richard A. Gould
                                      Name:   Richard A. Gould
                                      Title:  Director






                                      TORONTO DOMINION (TEXAS), INC.



                                      By:    /s/ Carol Brandt
                                      Name:  Carol Brandt
                                      Title: Vice President





                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK BRANCH




                                      By:    /s/ Richard L. Newman
                                      Name:  Richard L. Newman
                                      Title: Director





                                      By:    /s/ Thomas Lee
                                      Name:  Thomas Lee
                                      Title: Associate








                                                           ANNEX I


Second Amended and Restated Credit Agreement dated as of December 9, 1997


                          COMMITMENTS


                BANK                               COMMITMENT


Bankers Trust Company                            $46,916,666.67
ABN AMRO Bank, N.V., Houston Agency              $10,000,000.00
Argentaria, Caja Postal y Banco Hipotecario,     $ 5,000,000.00
New York Branch
The Bank of Nova Scotia                          $15,000,000.00
The Bank of Tokyo-Mitsubishi, Ltd.               $15,000,000.00
Credit Lyonnais New York Branch                  $10,000,000.00
Den norske Bank ASA, New York Branch             $21,000,000.00
Societe Generale, Southwest Agency               $33,333,333.33
Toronto Dominion (Texas), Inc.                   $18,750,000.00
WestDeutsche Landesbank Girozentrale,
New York Branch                                  $10,000,000.00
Skandinaviska Enskilda Banken Ab (publ)          $25,000,000.00
Christiania Bank og Kreditasse ASA New
York Branch                                      $10,000,000.00
Morgan Guaranty Trust Company of New York        $10,000,000.00
Gulf International Bank B.S.C.                   $10,000,000.00

Total                                           $240,000,000.00